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                  GENERAL SECURITIES, INCORPORATED
                             SUPPLEMENT
                         DATED JUNE 8, 2004

       TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                        DATED MARCH 24, 2004

THE FOLLOWING INFORMATION SUPPLEMENTS AND AMENDS THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF GENERAL SECURITIES, INCORPORATED:

On June 7, 2004, the Board of Directors of General Securities, Incorporated (the "Fund") approved an Agreement and Plan of Reorganization (the "Plan"). The Plan, which is subject to shareholder approval and approval by the directors of Kopp Funds, Inc., provides for the acquisition by a new series of Kopp Funds, Inc. (the "Kopp Fund") of substantially all of the assets of the Fund and the assumption of the liabilities of the Fund specified in the Plan in exchange for Class I shares of the Kopp Fund to be distributed to the shareholders of the Fund. The Kopp Fund is expected to have substantially similar investment objectives, policies and risks as the Fund. Shareholders of the Fund will be asked to approve the Plan at a special shareholders meeting anticipated to be held on or about September 29, 2004 (the "Special Meeting").

The Board of Directors of the Fund approved an interim investment advisory agreement with Kopp Investment Advisers, LLC ("KIA") on June 7, 2004. Shareholders of the Fund will be asked to approve the interim investment advisory agreement at the Special Meeting as part of their approval of the Plan. Robinson Capital Management, Inc., the former investment advisor to the Fund, also engaged KIA to assume management of the Fund pursuant to a sub-management agreement.

Shareholders of the Fund will receive a proxy statement containing more information about the Plan and any new agreements prior to the Special Meeting.